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                                                                  Exhibit 23.1


                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated May 30, 1997, in the Registration Statement (Form S-3 No. 333-00000) and related Prospectus of Commerce Bancorp, Inc. for the registration of $57,500,000 of Trust Capital Securities.



                                                            ERNST & YOUNG LLP


Philadelphia, Pennsylvania
June 2, 1997